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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

             Current report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                                December 3, 2001

                           DAVEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-22610                  59-3538257
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
     of incorporation)                                    identification Number)

                   10120 Windhorst Road, Tampa, Florida 33619
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code:  (813) 628-8000
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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

Effective December 3, 2001, Registrant, through action of its Audit Committee, engaged Aidman, Piser & Company, P.A. as its independent auditors for the fiscal year ended December 31, 2001. The Registrant dismissed its previous independent accountants, Arthur Andersen LLP, effective December 3, 2001.

In connection with the audits of the two fiscal years ending December 31, 2000 and during subsequent interim periods, there have been no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in their report.

The reports of Arthur Andersen LLP on the consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that (i) the report of Arthur Andersen dated March 16, 2000 (except with respect to the matters discussed in Note 20, as to which the date is December 20, 2000), relating to the consolidated financial statements of Davel Communications, Inc. as of December 31, 1999, contained an emphasis of matter paragraph related to potential going concern issues arising after the twelve-month reporting window and (ii) the report of Arthur Andersen dated March 30, 2001, relating to the consolidated financial statements of Davel Communications, Inc. as of December 31, 2000, contained a going concern modification.

The Registrant has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statement. A copy of that letter, dated December 3, 2001, is filed as Exhibit 16.1.
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Item 7. Financial Statements and Exhibits
        ---------------------------------

       (c)  Exhibits

       16.1 Letter from Arthur Andersen LLP to the Commission, dated December 3, 2001, regarding its agreement with the statements made in the Current Report on Form 8-K.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      DAVEL COMMUNICATIONS, INC.


Date:  December 3, 2001                               /s/ Marc S. Bendesky
                                                      -------------------------
                                                      Marc S. Bendesky
                                                      Chief Financial Officer
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                               INDEX TO EXHIBITS
                        DAVEL COMMUNICATIONS GROUP, INC.

Number                       Exhibit Description
------                       -------------------

16.1 Letter from Arthur Andersen LLP to the Commission, dated December 3, 2001, regarding its agreement with the statements made in the Current Report on Form 8-K.